VAULT AMERICA, INC.
PRO FORMA UNAUDITED CONSOLIDATED FINANCIAL STATEMENTS

The following unaudited pro forma consolidated financial statements give effect to the reverse acquisition of The Green PolkaDot Box, Inc, (“GPDB”) by Vault America, Inc., (“Vault” and the “Company”) through its wholly owned subsidiary Green PD Acquisitions, Inc. and are based on estimates and assumptions set forth herein and in the notes to such pro forma statements.

On February 29, 2012, GPDB entered into an Agreement and Plan of Merger (“the Agreement”) with Vault and upon closing of the transaction, GPDB became a wholly-owned subsidiary of Vault.

Prior to the closing of this transaction and pursuant to a certain Common Stock Purchase Agreement dated February 2, 2012, Vault sold 1,044,133 of its 1,144,324 issued and outstanding common shares, 460 of its 790 issued and outstanding Preferred Series A shares and 1,000 of its issued and outstanding 1,000 Preferred Series B shares to GPDB in exchange for $280,000. Simultaneous to the purchase of these shares, Vault spun out their subsidiary. Then, pursuant to the Agreement, Vault issued 9,919,028 common shares to the GPDB shareholders, in exchange for the 26,735,925 shares that GPDB had outstanding and simultaneously the 1,044,133 Vault common shares, the 460 Vault Preferred Series A shares and the 1,000 Vault Preferred Series B shares mentioned above, were cancelled.  Also pursuant to the Agreement, Vault issued 33,000 common shares in exchange for its remaining 330 Preferred Series A shares.

This transaction is being accounted for as a reverse acquisition. GPDB is the surviving company and the acquirer for accounting purposes.

The following unaudited pro forma consolidated statement of operations for the year    ended October 31, 2011 of Vault America, Inc. and for the year ended December 31, 2011 for GPDB gives effect to the above as if the transactions had occurred at the beginning of the period.  The unaudited pro forma consolidated balance sheet at December 31, 2011 for GPDB and October 31, 2011 for Vault assumes the effects of the above as if this transaction had occurred as of November 1, 2010.

VAULT AMERICA, INC.
PRO FORMA UNAUDITED CONSOLIDATED FINANCIAL STATEMENTS

The unaudited pro forma consolidated financial statements are based upon, and should be read in conjunctions with Vault’s audited financial statements as of and for the year ended October 31, 2011 and the audited financial statements of GPDB as of and for the year ended December 31, 2011.  The unaudited pro forma consolidated financial statements are consolidated as if they individual results of each company reflected the same twelve month period.

The unaudited pro forma consolidated financial statements and notes thereto contained forward-looking statements that involve risks and uncertainties.  Therefore, our actual results may vary materially from those discussed herein.  The unaudited pro forma consolidated financial statements do not purport to be indicative of the results that would have been reported had such events actually occurred on the dates specified, nor is it indicative our future results.

GREEN POLKA DOT BOX INC

Unaudited Proforma Consolidated Balance Sheet

GPDB    December 31, 2011
Vault America    October 31, 2011

ASSETS	GPDB Balance Sheet Dec 31, 2011	Vault America Balance Sheet Oct 31, 2011		Adjustments			Consolidated
Current Assets:
Cash	$391,437	$40,329	A	300,000	B	280,000	$411,437
				-	C	40,329
Cash-Restricted	-						$-
Inventories	521,609	-					$521,609
GST and PST receivable		365		-	C	365	$-
Other receivable		540			C	540	$-
Prepaid Expenses		725			C	725	$-
Total Current Assets	$913,046	$41,959		300,000		321,959	$933,046

Fixed Assets:
Plant and equipment, net	$346,681						$346,681
Total Fixed Assets	$346,681	$-		-		-	$346,681

Non-current Assets:
Guaranteed investment certificate		$606,143			C	606,143	$-
Deposits	10,994						$10,994
Investment Vault America, Inc			B	280,000	D	280,000	$-
Total Non-current Assets	$10,994	$606,143		280,000		886,143	$10,994

TOTAL ASSETS	$1,270,721	$648,102		$580,000		$1,208,102	$1,290,721

LIABILITIES AND STOCKHOLDERS EQUITY	GPDB	Vault America					Consolidated

Current Liabilities:
Short-term borrowings, secured	$-						$-
Accounts payable and accrued expenses	301,830	15,609	C	15,609			301,830
Convertible Notes payable, net of discount of $222,222	177,778						177,778
Convertible Notes payable, bridge loan			F	300,000	A	300,000	-
Loan Payable - Other	50,000						50,000
Deferred revenue - lifetime memberships	2,183,008						2,183,008
Deferred revenue - annual and club membership	28,554						28,554
Current port of obligation under capital lease	3,745	-					3,745
Total Current Liabilities	$2,744,915	$15,609		$315,609		$300,000	$2,744,915

Long-Term Liabilities
Obligation under capital lease, net of current portion	$16,908						$16,908
	-						-

Total Long-Term Liabilities	$16,908	$-		$-		$-	$16,908

TOTAL LIABILITIES	$2,761,823	$15,609		$315,609		$300,000	$2,761,823

STOCKHOLDERS EQUITY

Total Equity
Members Equity	3,868,377		E	3,868,377			$-
Deficit accumulated during the development stage	(5,359,479)						$(5,359,479)
Peferred stock par value $.001 per share; Authorized 1,000 shares	$-	$-					$-
Issued and outstanding, 790 shares at Oct 31, 2011 and 2010		$10	D	6			$-
			G	4
Preferred "B" stock, par value $.001 per share; Authorized 1,000 shares;
Issued and outstanding, 1,000 shares at Oct 31, 2011 and 2010		$1	D	1			$-
Common stock, par value $.001 per share; Authorized 100,000,000 shares
Issued and outstanding, 1,144,324 shares at Oct 31 2011 and 2010	-	1,144	D	1,044	E	9,918	$10,206
					F	155
					G	33
Additional paid in capital		3,539,621	D	278,949	E	3,858,459	$3,878,171
			C	3,540,776	F	299,845
			G	29
Retained earnings							$-
Accumulated deficit		(3,026,422)	C	632,493	C	3,658,915	$-
						-
Accumulated other comprehensive income (loss)
(primarily cumulative translation adjustment)		167,139	C	167,139		-	$-
Less Treasury stock of 2,012,000 shares at Oct 31, 2011 and 2010 at cost		$(49,000)			C	49,000	$-

Total Equity	$(1,491,102)	$632,493		$8,488,818		$7,876,325	$(1,471,102)

TOTAL LIABILITIES AND STOCKHOLDERS' EQUITY	$1,270,721	$648,102					$1,290,721

GREEN POLKA DOT BOX INC

Unaudited Proforma Consolidated Statement of Operations

For the Year Ended December 31, 2011 for GPDB
For the Year Ended October 31, 2011 for Vault America

	GPDB Year	Vault America
	Ended Dec 31,	Year Ended Oct
	2011	31, 2011	Adjustments	Consolidated

Revenues	$94,873			$94,873

Cost of Revenues	$716,047			$716,047

Gross Profit	$(621,174)	$-		$(621,174)

Operating Expenses
Wages and professional fees	$358,691	$-		$358,691
Development Costs	342,345	-		342,345
General and administration	150,614	161,066		311,680
Noncash compensation and services	969,612			969,612
Advertising, promotion, and marketing costs	78,888			78,888
Warehouse expenses and supplies	124,720			124,720
Rent expenses	87,331			87,331
Depreciation & amortization	55,812			55,812

Total operating expenses	$2,168,013	$161,066		$2,329,079

Total operating income (loss)	$(2,789,187)	$(161,066)		$(2,950,253)

Other income	$(47,107)	$45,821		$(1,286)

Total income (loss) before income taxes	$(2,836,294)	$(115,245)		$(2,951,539)

Provision for income taxes	$-			$-

Net inome (loss)	$(2,836,294)	$(115,245)		$(2,951,539)

Per share, basic and diluted	$-	$(0.10)

Weighted average number of common shares outstanding
Basic		1,144,324		10,206,858
Diluted	-	1,144,324		14,568,266

VAULT AMERICA, INC.

NOTES TO UNAUDITED PRO FORMA
CONSOLIDATED FINANCIAL STATEMENTS
FOR THE YEAR ENDED OCTOBER 31, 2011 FOR VAULT AMERICA, INC. AND FOR THE
YEAR ENDED DECEMBER 31, 2011 FOR THE GREEM POLKADOT BOX, INC.

NOTE A – ACCOUNTING TREATMENT APPLIED AS A RESULT OF THIS TRANSACTION

The transaction is being accounted for as reverse acquisition and recapitalization.  GPDB is the acquirer for accounting purposes.  Vault is the issuer.  Accordingly, GPDB’s historical financial statements for periods prior to the acquisition become those of the acquirer retroactively restated for the equivalent number of shares received in the transaction.  The accumulated deficit of GPDB is carried forward after the acquisition.  Operations prior to the transactions are those of GPDB.  Earnings per share for the period prior to the transaction are restated to reflect the equivalent number of shares outstanding.

NOTE B – ADJUSTMENT

(a)	To record the raising of $300,000 in the form of a convertible note for the purchase of shares of Vault by GPDB.

(b)	To reflect the acquisition of 1,044,133 shares of common stock, 460 shares of Preferred Series A, and 1,000 shares of Preferred Series B of Vault for $280,000.

(c)	To reflect the spin out of the subsidiary of Vault, which occurred simultaneously with the acquisition of the control block of shares by GPDB.

(d)	To reflect the cancellation of the 1,044,133 shares of common stock, 460 shares of Preferred Series A, and 1,000 shares of Preferred Series B.

(e)
To record the issuance of 9,919,028 common shares to the shareholders of GPDB in exchange for 100% of their shares in GPDB and to re-class GPDB Members equity to Additional paid-in capital to reflect the conversion of the LLC to Corp status effective Jan 1, 2012.

(f)	To record the conversion of the $300,000 in notes into 154,639 shares of common stock.

(g)	To record the conversion of 330 shares of Vault Preferred Series A to common stock upon closing of the reverse merger.

NOTE C – PRO FORMA WEIGHTED AVERAGES SHARES OUTSTANDING

Pro forma shares outstanding assuming the transaction occurred as of December 31, 2011:

Vault Common Shares Outstanding	1,144,324

Cancellation of common shares	(1,044,133)

Shares issued in reverse merger with GPDB	9,919,028

Shares issued in reverse merger with GPDB in conversion of 330 Preferred Series A	33,000

Shares issued in conversion of convertible notes payable	154,639

Pro forma shares outstanding	10,206,858